Exhibit 10.22

SMART SAND, INC.

2016 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. This Smart Sand, Inc. 2016 Employee Stock Purchase Plan (the “Plan”) is intended to advance the interests Smart Sand, Inc., a Delaware corporation, or any successor thereto (the “Company”), and its stockholders by providing Eligible Employees of the Company and each Designated Subsidiary with opportunities to acquire Shares on favorable terms through payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof consisting solely of not less than two (2) members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(c) “Common Stock” shall mean shares of common stock, par value $0.001 of the Company or the stock or other securities into which such Common Stock may be changed in accordance with Section 13 of the Plan.

(d) “Company Group” shall mean the Company, together with each Designated Subsidiary.

(e) “Compensation” shall mean regular straight-time earnings and commissions that are included in regular compensation, including amounts that would have constituted compensation but for a Participant’s election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company and including overtime and shift premium, but excluding all other amounts such as amounts attributable to stock-based, cash-based and other incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code.

(f) “Designated Subsidiary” shall mean a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

(g) “Eligible Employee” shall mean an Employee of the Company or any Designated Subsidiary who does not, immediately after an Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Common Stock or other stock of the Company, a Parent or Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding Options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Committee may determine in its discretion, and if so determined, shall set forth in the terms of the applicable Offering, that an Employee of the Company or any Designated Subsidiary shall not be eligible to participate in such Offering if: (a) such Employee has been in the employ of the Company or any Designated Subsidiary for less than two years (or any shorter period); (b) such Employee’s customary employment with the Company or any Designated Subsidiary is twenty (20) hours or less per week and/or not more than five (5) months per calendar year (or any lesser number of hours per week or months per calendar year); (c) such Employee is a “highly compensated employee” of the Company or any Designated Subsidiary (within the meaning of Code Section 414(q)), or is such a “highly compensated employee” (i) with compensation above a specified level, (ii) who is an officer and/or (iii) is subject to the disclosure requirements of Section 16(a) of the Exchange Act; and/or (d) such employee is a citizen or resident of a foreign jurisdiction and the grant of an Option under the Plan or Offering is prohibited under the laws of such foreign jurisdiction, or compliance with the laws of such foreign jurisdiction would cause the Plan or Offering to violate the requirements of Code Section 423; provided, that any exclusion in clauses (a), (b), (c) and (d) shall be applied in an identical manner under each Offering to all employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e).

(h) “Employee” shall mean any person, including an officer, who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2). Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety first (91st) day of such leave.

(i) “Employer” shall mean, with respect to a Participant, the member of the Company Group by which the Participant is principally employed.

(j) “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Exercise Date” shall mean the last Trading Day of each Offering Period.

(m) “Fair Market Value” shall mean, with respect to the Shares, as of any date: (i) the closing sale price of the Shares as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market, the New York Stock Exchange, the NYSE/MKT LLC or any national securities exchange on which the Shares are then listed or quoted (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); (ii) if the Shares are not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board or the OTC Markets Group, Inc., or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Shares are not so listed or reported, such price as the Committee determines in its sole discretion in a manner acceptable under Section 423 of the Code.

(n) “New Exercise Date” is defined in Section 19(b) below.

(o) “Offering” means any of the offerings to Participants of Options to purchase Shares under the Plan, as described in Section 4 below.

(p) “Offering Period” is defined in Section 4 below.

(q) “Option” shall mean the right to purchase Shares of Common Stock pursuant to the Plan during each Offering.

(r) “Participant” shall mean an Eligible Employee who participates in the Plan pursuant to Section 5 of the Plan.

(s) “Purchase Price” shall mean eighty five percent (85%) of the Fair Market Value of one Share on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Committee pursuant to Section 19 of the Plan; provided, further, that the Purchase Price shall not be less than the par value of one Share.

(t) “Securities Act” shall mean the Securities Act of 1933, as amended.

(u) “Shares” shall mean the shares of Common Stock of the Company, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 13 of the Plan.

(v) “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

(w) “Trading Day” shall mean a day on which the principal exchange on which the Shares are traded is open for trading.

3. Eligibility.

(a) Any Employee who is an Eligible Employee on the Enrollment Date for an Offering Period (as defined in Section 4 below) shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 3(b) of the Plan and the limitations imposed by Section 423(b) of the Code.

(b) No Eligible Employee shall be granted an Option under the Plan if the amount of payroll deductions that the Eligible Employee has elected to have withheld under such Option (pursuant to Section 5 below) would permit the Eligible Employee to purchase Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company or any Subsidiary to accrue (i.e., become exercisable) at a rate that exceeds twenty five thousand dollars (USD $25,000) of Fair Market Value of such Shares (determined as of the Enrollment Date) for each calendar year in which such Option is outstanding at any time.

4. Offering Periods. Options to purchase Shares shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for six months and each of which shall commence on January 1 and July 1 of each year, as the case may be, and shall terminate on June 30 and December 31 of such year, as the case may be (each such period being, an “Offering Period”); provided, however, that (a) the Committee may suspend Offerings under the Plan or any Offering Period at any time and for any reason and (b) the first Offering Period under the Plan and any subsequent Offering Period commenced immediately after a suspension of the Plan shall have an Enrollment Date and Exercise Date as determined by the Committee in its sole discretion. Offerings under the Plan shall continue until either (i) the Committee decides, in its sole discretion, (x) to suspend Offerings under the Plan or (y) that no further Offerings shall be made because the number of Shares remaining available under the Plan is insufficient to make an Offering to all Eligible Employees, or (ii) the Plan is terminated under Section 20 below. Notwithstanding the foregoing, and without limiting the authority of the Committee under Sections 14, 19 and 20 of the Plan, the Committee, in its sole discretion, may (a) accelerate the Exercise Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with Section 8 of the Plan, or (b) accelerate the Exercise Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Exercise Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable, if such change is announced at least five (5) days prior to the newly scheduled Exercise Date.

5. Participation.

(a) Each Eligible Employee may become a Participant with respect to any Offering Period by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Committee and filing it with the Company (or its designated third-party stock plan administrator) at least fifteen (15) calendar days (or a different number of days as may be determined by the Committee, in its sole discretion) prior to the first day of such Offering Period. A Participant’s completion of a subscription agreement with respect to any Offering Period will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 of the Plan, or otherwise becomes ineligible to participate in the Plan.

(b) Payroll deductions for a Participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period with respect to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 of the Plan.

(c) During a Participant’s leave of absence approved by the Participant’s Employer and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), such Participant may continue to participate in the Plan by making cash payments to the Company on each payday equal to the amount of the Participant’s payroll deductions under the Plan for the payday immediately preceding the first day of such Participant’s leave of absence. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-7(h)(2), the Participant will automatically cease to participate in the Plan and may not make any further contributions to the Plan hereunder. In such event, the Company will automatically cease to deduct the Participant’s payroll under the Plan. The Company will pay to the Participant his or her total payroll deductions for the Offering Period, in cash in one lump sum (without interest), as soon as practicable after the Participant ceases to participate in the Plan.

(d) The subscription agreement(s) used in connection with the Plan shall be in a form prescribed by the Committee, and the Committee may, in its sole discretion, determine whether such agreement shall be submitted in written or electronic form.

6. Payroll Deductions.

(a) At the time a Participant files a subscription agreement, such Participant shall elect to have payroll deductions made on each payday (such amount to be deducted after any applicable deduction for tax and other withholding) during the Offering Period in an amount from one percent (1%) to twenty percent (20%) of the Compensation which the Participant receives on each pay day during the Offering Period.

(b) All payroll deductions made for a Participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. Except as described in Section 5(c) of the Plan, a Participant may not make any additional payments into such account.

(c) A Participant may discontinue his or her participation in the Plan as provided in Section 10 of the Plan. A Participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) of the Plan, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

(e) At the time an Option is exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for any foreign, federal, state, or other tax obligations, if any, which arise upon the exercise of the Option or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from all of the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Shares by the Participant.

7. Grant of Option. On the Enrollment Date of each Offering Period, each Participant in such Offering Period shall be granted an Option to purchase on the Exercise Date with respect to such Offering Period (at the applicable Purchase Price) up to a number of the Shares determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that (i) such purchase shall be subject to the limitations set forth in Sections 3 and 13 of the Plan, and (ii) in no event may more than [one thousand (1,000)] Shares be purchased by any Participant during any Offering Period. Exercise of the Option shall occur as provided in Section 8 of the Plan, unless the Participant has withdrawn from participation pursuant to Section 10 of the Plan or otherwise becomes ineligible to participate in the Plan. The Option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a Participant withdraws from the Plan as provided in Section 10 of the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s Option for the purchase of Shares shall be exercised automatically on the Exercise Date, and the maximum number of full Shares subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his account. No fractional Shares shall be purchased, and any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full Share shall be retained in such Participant’s account for the subsequent Offering Period. During a Participant’s lifetime, a Participant’s Option to purchase Shares hereunder is exercisable only by such Participant.

(b) If the Committee determines that, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period (notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date); (ii) the number of Shares available for sale under the Plan on such Exercise Date; or (iii) the number of Shares available for sale on such Exercise Date, the Committee shall provide that the Company (or its designated third-party stock plan administrator) shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Shares on such Exercise Date, and shall decide, in its sole discretion, to either (x) continue all Offering Periods then in effect or (y) terminate any or all Offering Periods then in effect pursuant to Section 20 of the Plan. In the event of such a pro rata allocation of Shares pursuant to this Section 8(b), the balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to each such Participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

9. Deposit of Shares. As promptly as practicable after each Exercise Date on which a purchase of Shares occurs, the Company may arrange for the deposit, into each Participant’s account with any broker designated by the Company to administer this Plan, of the number of Shares purchased upon exercise of each such Participant’s Option.

10. Withdrawal.

(a) At any time prior to the Exercise Date, a Participant, by giving written notice to the Company (or its designated third-party stock plan administrator) in a form acceptable to the Committee, may withdraw all but not less than all of the payroll deductions credited to such Participant’s account and not yet used to exercise an Option under the Plan. All of the Participant’s payroll deductions credited to his or her account during the Offering Period, plus any balance retained in his or her account from a prior Offering Period, if any, shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal, and such Participant’s Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of any subsequent Offering Period unless the Participant delivers to the Company (or its designated third-party stock plan administrator) a new subscription agreement in accordance with the terms of Section 5(a) of the Plan.

(b) A Participant’s withdrawal from an Offering Period shall not have any effect upon such Participant’s eligibility to participate in any similar plan which may hereafter be adopted by the Company or in Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, such Participant shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such Participant’s account during the Offering Period, plus any balance retained in his or her account from a prior Offering Period, if any, shall be paid to the Participant, or in the case of his or her death, to the person or persons entitled thereto under Section 15 of the Plan, as soon as reasonably practicable, and such Participant’s Option for the Offering Period shall be automatically terminated.

12. Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a Participant in the Plan.

13. Shares Subject to Plan.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 of the Plan, a maximum of [                ] (            ) Shares shall be made available for sale under the Plan and no more than maximum of [                ] (            ) Shares may be issued on each Exercise Date. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. The Shares subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

(b) Except as otherwise provided herein, with respect to Shares subject to an Option granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distributions or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

14. Administration. The Plan will be administered by the Committee. To the extent consistent with applicable corporate or other law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

15. Designation of Beneficiary.

(a) A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from such Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Option. To the extent required under applicable law, spousal consent shall be required for such designation to be effective if the Participant is married and the designated beneficiary is not the Participant’s spouse.

(b) Such beneficiary designation may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such

Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company may, in its discretion, deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution, or as provided in Section 15 of the Plan). Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 of the Plan.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants following each Offering Period, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

19. Adjustments Upon Changes in Capitalization, Merger, Asset Sale, Dissolution or Liquidation.

(a) Changes in Capitalization. The number of Shares which have been authorized for issuance under the Plan but not yet placed under Option, the maximum number of Shares that may be issued on any Exercise Date (pursuant to Section 13 of the Plan), the maximum number of Shares each Participant may purchase in each Offering Period (pursuant to Section 7 of the Plan), as well as the price per Share and the number of Shares covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive on all Participants and the Company. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Merger, Asset Sale, Dissolution or Liquidation. In the event of a proposed merger of the Company with or into another corporation or a proposed sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or a parent or subsidiary of the successor corporation refuses to assume or substitute for the Option, or in the event of the proposed dissolution, or liquidation of the Company, the Offering Period then in progress shall be shortened by the Committee by setting a new Exercise Date (the “New Exercise Date”), which shall occur no later than immediately prior to the effective date of such proposed merger, sale, dissolution or liquidation, as applicable. The Company shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such New Exercise Date the Participant has withdrawn from the Offering Period as provided in Section 10 of the Plan.

20. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 of the Plan and this Section 20, no amendment or termination of the Plan may make any change in any Option theretofore granted which adversely affects the rights of any Participant without the consent of such Participant; provided, however, that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation, or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b) Without stockholder approval and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Offering Periods (but in no event may an Offering Period have a duration in excess of twenty seven (27) months), limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

(c) Upon termination of the Plan, the balance in each Participant’s account under the Plan shall be refunded as soon as practicable after such termination, without any interest thereon.

(d) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify, or amend the Plan to reduce or eliminate such financial accounting consequences, including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Committee action; and

(iii) allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participants.

21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions to Issuance of Shares.

(a) The Company shall not be required to issue Shares purchased upon the exercise of Options prior to fulfillment of all the following conditions:

(i) The admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed;

(ii) The obtaining of any approval or other clearance from any governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(iii) Such Participant’s payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

(iv) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

(b) The obligation of the Company to issue Shares or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any Shares pursuant to an Option unless such Shares has been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the

Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the Shares to be offered or sold under the Plan or any Shares issued upon exercise or settlement of Options. If the Shares offered for sale or sold under the Plan is offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such Shares and may make a book-entry notation representing such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

23. Term of Plan. The Plan shall become effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). Subject to approval by the stockholders of the Company in accordance with this Section 23, the Plan shall be in effect until the day before the tenth (10th) anniversary of the Effective Date, unless sooner terminated under Section 20 of the Plan. In the event the Company’s stockholders do not approve this Plan pursuant to this Section 23, neither this Plan nor any elections made hereunder shall be of any force or effect, any outstanding Option shall be cancelled for no consideration, and all amounts deducted from each Participant’s paycheck shall be repaid to such Participant as soon as practicable without interest.

24. Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with this requirement to provide equal rights and privileges shall, without further act or amendment by the Company, the Board or the Committee, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

25. Code Section 409A. The Options to purchase Shares under the Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, if at any time the Committee determines that the Options may be subject to Section 409A of the Code, the Committee shall have the right, in its sole discretion, to amend the Plan and any outstanding Options as it may determine is necessary or desirable either to exempt the Options from the application of Section 409A of the Code or to cause the Options to comply with the requirements of Section 409A of the Code.

26. No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary, or to affect the right of the Company or any Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

27. Notice of Disposition of Shares. If required by the Company, each Participant shall give prompt notice to the Company (at its local Human Resources office), or cause a designated third-party stock administrator to give prompt notice to the Company, of any disposition or other transfer of any Shares purchased upon exercise of an Option hereunder if such disposition or transfer is made either (a) within two (2) years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one (1) year after the

Exercise Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness, or other consideration, by the Participant in such disposition or other transfer.

28. Tax Withholding Obligations. Regardless of any action the Company or any Designated Subsidiary takes with respect to any or all income tax (including U.S. federal, state and local taxes and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items legally due by a Participant will be the Participant’s responsibility. If a Participant becomes subject to taxation in more than one country between the Enrollment Date and the date of any relevant taxable or tax withholding event, as applicable, Company or any Designated Subsidiary may be required to withhold or account for Tax-Related Items in more than one country.

29. Governing Law. Subject to any applicable provisions of federal law (including, without limitation, Section 423(b) of the Code), and except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations, and actions relating to the Plan shall be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

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